Prospectus dated April 29, 2013

for interests in

John Hancock Variable Life Account UV

Interests are made available under

FLEX-V1

a scheduled premium life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B Active Bond Blue Chip Growth Capital Appreciation Emerging Markets Value Equity-Income Fundamental All Cap Core Global Bond	High Yield International Equity Index B International Value Lifestyle Balanced Lifestyle Growth Lifestyle Moderate Mid Cap Index	Mid Cap Stock Mid Value Money Market B Real Estate Securities Short Term Government Income Small Cap Growth Total Bond Market B

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Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements forJohn Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you should review the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds”, the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the contingent deferred sales charge (“CDSC”). We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” Premiums are scheduled and payable during the lifetime of the insured person in accordance with our established rules and rates. Premiums are payable at our Life Servicing Office on or before the due date specified in the policy.

Summary of policy benefits

Death benefit

The death benefit payable upon the death of the insured person is the greater of the Guaranteed Death Benefit, including any Extra Death Benefit, or the Current Death Benefit.

Guaranteed Death Benefit. The Guaranteed Death Benefit at any time is the sum of the Basic Death Benefit and any Extra Death Benefit. The Basic Death Benefit at issue of the policy is the same as the Sum Insured at issue shown in the policy. Thereafter the Basic Death Benefit may be reduced by a partial surrender on your request. We guarantee that, regardless of the investment experience of the investment options, the death benefit will never be less than the Guaranteed Death Benefit.

Extra Death Benefit. An Extra Death Benefit may be available from time to time on policy anniversaries. If you exercise an Extra Death Benefit Value Option on a policy anniversary, the amount of Extra Death Benefit produced under the Option becomes a Guaranteed Death Benefit. The amount of any Extra Death Benefit depends upon the account value, Benchmark Value and the sex and age of the insured person on the policy anniversary as of which the Option is exercised. See “Value Options.” The insured person’s age on a policy anniversary is the age of the insured person on his or her birthday nearest that date.

Current Death Benefit. The Current Death Benefit on any date is the account value on that date times the Death Benefit Factor shown in the policy. The Death Benefit Factor depends upon the sex and the then attained age of the insured person. The Death Benefit Factor decreases from year to year as the attained age of the insured person increases. For example, the Death Benefit Factor for a male age 75 is 1.3546, and for a male age 76 is 1.3325. A complete list of Death Benefit Factors is set forth in the policy. The Current Death Benefit is variable — that is it increases as the account value increases and decreases as the account value decreases.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt and less any contingent deferred sales charge that then applies. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus or minus the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

Under our current administrative rules, you may make a partial withdrawal of your policy’s Excess Value, if any, once in each policy year after the first policy year (see “Excess Value and its components”). Each partial withdrawal must be at least $500. There is a charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge.

Policy loans

You may borrow from your policy at any time after the first policy year by completing the appropriate form. The minimum amount of each loan is $300. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of John Hancock Variable Life Account UV (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

Any amount of premium required to keep the policy in force is in default if not paid on or before its scheduled due date, but the policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Modified schedule premium risk

If you choose the Modified Schedule as the basis for the Basic Premium on the policy (see “Choice of premium schedule”), the Basic Premium is initially lower than if you’d chosen the Level Schedule. However, under the Modified Schedule the Basic Premium will be recalculated no later than the policy anniversary nearest the insured person’s 72nd birthday. The Basic Premium could be considerably higher after recalculation.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the series funds.

Access to funds risk

There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge (“CDSC”) that may be payable upon surrender. The CDSC is a percentage of the premiums you’ve paid and disappears only after 11 policy years have passed. See the “Fee Tables” section of this prospectus for details on the CDSC. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $25. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term “business day” is defined under “The account value.”

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the number of options you can invest in at one time. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7-pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

FEE TABLES

This section contains the tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay when certain events occur, such as when you pay a premium, surrender the policy, withdraw account value, or transfer account value between investment options .

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum premium sales charge	Upon payment of premium	5% of premium paid in any policy year
Premium tax charge	Upon payment of premium	2.5% of each premium paid
Maximum premium processing charge	Upon payment of premium	$2
Maximum contingent deferral sales charge (CDSC)	Upon surrender of policy within the period stated Upon decrease in Sum Insured	15% of premiums paid (or Modified Premiums due) for surrenders in policy years 1-6(1) Pro rata portion of applicable CDSC
Maximum premium recalculation charge	Upon premium recalculation(2)	3% of amount of account value applied to reduce Basic Premium
Maximum Extra Death Benefit Option charge	Upon exercise of the Extra Death Benefit Option	3% of amount of Excess Value applied
Maximum Basic Premium Reduction Value Option charge	Upon exercise of the Basic Premium Reduction Value Option	3% of amount of Excess Value applied
Extra mortality risk charge(3)	Upon payment of Required Premium	Up to $76.98 per $1,000 of current Sum Insured
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of 2% of withdrawal amount or $25

(1)	The CDSC percentage decreases in later policy years as follows: for policy year 7, it is 14.17%; for policy year 8, it is 10.86%; for policy year 9, it is 7.13%; for policy year 10, it is 4.22%; for policy year 11, it is 1.90%; and for policy years 12 and later, it is 0%.
(2)	This charge applies only if the new Basic Premium after recalculation is less than the Basic Premium on the Level Schedule for the insured person’s age at issue of the policy. This charge is mandatory in that premium recalculation will automatically occur if not requested prior to the later of (i) the policy anniversay nearest the insured person’s 69th birthday, or (ii) the ninth policy anniversary.
(3)	This charge is determined in accordance with our underwriting rules and is assessed if the insured person does not qualify for either the preferred or standard underwriting class. Underwriting classifications are based upon a number of factors, the most important of which is medical history.

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy . These tables do not include fees and expenses paid at the fund level. Except for the M&E charge, the policy loan interest rate and a portion of the rider charges, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Insurance charge:(1)
Minimum charge	Monthly	$0.06 per $1,000 of AAR	$0.06 per $1,000 of AAR
Maximum charge	Monthly	$165.34 per $1,000 of AAR	$165.34 per $1,000 of AAR
Charge for representative insured person	Monthly	$0.18 per $1,000 of AAR	$0.18 per $1,000 of AAR
Issue charge	Monthly	$5 plus 1¢ per $1,000 of Sum Insured at issue	$5 plus 1¢ per $1,000 of Sum Insured at issue
Maximum maintenance charge	Monthly	$4 plus 2¢ per $1,000 of current Sum Insured	$4 plus 2¢ per $1,000 of current Sum Insured
Guaranteed death benefit charge	Monthly	3¢ per $1,000 of current Sum Insured	1¢ per $1,000 of current Sum Insured
M&E charge(2)	Daily from separate account assets	.002% of assets	.002% of assets
Maximum policy loan interest rate(3)	Accrues daily Payable annually	6.00%	6.00%

(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” rate shown in the table is the rate in the first policy year for a $1,000,000 policy issued to cover a 10 year old female preferred non-tobacco underwriting risk. The “maximum” rate shown in the table is for a $100,000 policy issued to cover a 99 year old male standard tobacco underwriting risk. The “representative insured person” referred to in the table is a 35 year old male standard non-tobacco underwriting risk with a $100,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.
(2)	This charge only applies to separate account assets (i.e, those assets invested in the variable investment options). The charge does not apply to the fixed investment option. The effective annual rate equivalents of the actual unrounded daily rates charged are .60% on a guaranteed basis and .60% on a current basis.
(3)	6.00% is the effective annual interest rate charged in states where the fixed loan interest rate is applicable. In all other states, the loan interest rate is variable and will not be less than 5.00%. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate that is 1% less than the loan interest rate in policy years 1-20 and 0.5% less than the loan interest rate thereafter. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Insured or Spouse YRT Rider:(1)
Minimum Charge	Monthly	$0.08 per $1,000 of YRT death benefit
Maximum Charge	Monthly	$83.33 per $1,000 of YRT death benefit
Charge for representative person	Monthly	$0.20 per $1,000 of YRT death benefit
Children’s Insurance Benefit Rider	Monthly	$0.50 per $1,000 Rider Sum Insured
Accidental Death Benefit Rider:(2)
Maximum Charge	Monthly	$0.75 per $1,000 of accidental death benefit
Maximum Charge	Monthly	$1.71 per $1,000 of accidental death benefit
Charge for representative insured person	Monthly	$0.78 per $1,000 of accidental death benefit
Disability Payment of Premium Rider:(3)
Minimum Charge	Monthly	$0.02 per $1,000 of current Sum Insured
Maximum Charge	Monthly	$0.48 per $1,000 of current Sum Insured
Charge for representative insured person	Monthly	$0.05 per $1,000 of current Sum Insured
Applicant Payment of Premium Rider:(4)
Minimum Charge	Monthly	0.003 times Required Premium for base policy and all other riders
Maximum Charge	Monthly	0.04 times Required Premium for base policy and all other riders
Charge for representative insured person	Monthly	0.004 times Required Premium for base policy and all other riders
10 Year Level Term Rider:(5)
Minimum Charge	Monthly	$0.23 per $1,000 of term death benefit
Maximum Charge	Monthly	$2.46 per $1,000 of term death benefit
Charge for representative insured person	Monthly	$0.37 per $1,000 of term death benefit

(1)	“YRT” stands for “Yearly Renewable Term.” The charge for this rider is determined by multiplying the amount of insurance under the rider by the applicable cost of insurance rate for the rider. The rates vary widely depending upon the amount of YRT coverage and the insurance risk characteristics and gender of the person insured under the rider. The “minimum” rate shown in the table is the rate for a rider with $1,000,000 of coverage insuring a 0 year old female preferred underwriting risk. The “maximum” rate shown in the table is the rate for a rider with $100,000 of coverage insuring a 99 year old male standard tobacco underwriting risk. The “representative insured person” referred to in the table is a 35 year old male standard non-tobacco underwriting risk with $100,000 of rider coverage. If the Disability Payment of Premium Rider is also elected, the charge for this rider will be increased by 54%. If the person covered under this rider is rated substandard, there will be an extra charge for this rider of up to $116.04 per $1,000 of YRT death benefit.
(2)	The charge for this rider is determined by multiplying the amount of insurance for which we are at risk by the applicable rate. The rates vary by the issue age and the insurance risk characteristics of the insured person. The “minimum” rate shown in the table is for a 20 year old male tobacco underwriting risk. The “maximum” rate shown in that table is for an 85 year old female preferred non- tobacco underwriting risk. The “representative insured person” referred to in the table is a 35 year old male standard non-tobacco underwriting risk.
(3)	The charge for this rider is detrmined by multiplying the current Sum Insured under the policy by the applicable rate. The rates vary widely depending upon the age and rider underwriting rating of the insured person. The “minimum” rate shown in the table is for a 0-3 year old insured person with a standard rider rating. The “maximum” rate shown in the table is for a 57-58 year old insured person with the maximum substandard rider rating. The “representative insured person” referred to in the table is a 35 year old with a standard rider rating.
(4)	The charge for this rider is determined by multiplying the total Required Premium for the base policy and the charges for all other riders by the applicable rate. The rates vary widely depending upon the age of the applicant and the age of the insured person. The “minimum” rate shown in the table is for an 18 year old applicant and a 0 year old insured person. The “maximum” rate shown in the table is for a 50 year old applicant and a 14 year old insured person. The “representative applicant and insured person” referred to in the table are 35 and 0 years old, respectively.
(5)	The charge for this rider is determined by multiplying the term death benefit under the rider by the applicable rate. The rates vary widely depending upon the age and gender of the person insured under the rider. The “minimum” rate shown in the table is for a 20 year old female. The “maximum” rate shown in the table is for a 64 year old male. The “representative insured person” referred to in the table is a 35 year old male.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.49%	1.11%

DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.

Portfolio	Portfolio Manager	Investment Objective
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.

Portfolio	Portfolio Manager	Investment Objective
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays U.S. Aggregate Bond Index.

MSCI All Country World Excluding U.S. Index is a trademark of Morgan Stanley & Co. Incorporated. Russell 2000,® Russell Midcap,® and Russell Midcap Value® are trademarks of Frank Russell Company. S&P MidCap 400,® and S&P SmallCap 600® are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2013 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $676 million to $215.6 billion
Russell 2000 Index — less than $1 million to $6.1 billion
Russell Midcap Index — $315 million to $42 billion
Russell Midcap Value Index — $315 million to $42 billion
S&P MidCap 400 Index — $322 million to $16.2 billion
S&P SmallCap 600 Index — $4 billion

**The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-enominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

Valuation

We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

Voting interest

We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account UV, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account UV (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States, except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account UV

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHLICO under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets. John Hancock USA is obligated to pay all amounts promised to policy holders under the policy.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment option

Our obligations under the policy’s fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Premium payments

We call the investments you make in the policy “premiums” or “premium payments.” Premiums are scheduled and payable during the lifetime of the insured person in accordance with our established rules and rates. Premiums are payable at our Servicing Office on or before the due date specified in the policy.

After the payment of the Minimum First Premium (see “Minimum Premium Requirements” below) there are three scheduled due dates in the first policy year. Due dates are the last business day in the third, sixth and ninth policy months. In the second policy year, the scheduled due dates are the last business day in the sixth and twelfth policy months. In the third and all later policy years, the scheduled due date is the last business day of the policy year.

You may pay more than the Required Premium during a policy year and may ask to be billed for an amount greater than any Required Premium. You may also pay amounts in addition to any billed amount. However, each premium payment must be at least $25. We reserve the right to limit premium payments above the amount of the cumulative Required Premiums due on the policy.

The ability to pay more than the Required Premium provides you with considerable payment flexibility in meeting the premium requirements of the policy. Consider a policy with a $1,000 Required Premium and where you pay $1,250 in each of the first eight policy years. If none of the additional premium of $2,000 is applied under a Value Option (see “Value Options”), the policy will remain in force for at least ten years without any further premium payments. During each of these ten years, the premium received ($1,250 a year for eight years) at least equals the aggregate Required Premiums ($1,000 a year for 10 years) on the scheduled due dates. In other words, the payment of more than the Required Premium in a year can be relied upon to satisfy the Required Premium requirements in later years. If, however, you were to apply $500 of the additional premium to a Value Option, then only $1,500 would remain to meet Required Premiums. The policy would remain in force for at least 9 years but a payment of $500 may be necessary by the end of the tenth policy year to keep the policy in force.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We‘ll monitor your premium payments and let you know if you’re about to exceed this limit. (See “Tax Considerations”).

Also, we may refuse to accept any amount of an additional premium if that amount of premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance. In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life .” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

  by wire or by exchange from another insurance company,
  via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock USA representative or by contacting our Service Office.

Minimum premium requirements

An amount of Required Premium (see “Required Premiums” below) is determined at the start of each policy year. Generally, the full amount of Required Premium must be paid by the last scheduled due date of the policy year. In the first and second policy years, however, there are additional requirements.

In the first policy year, a Minimum First Premium must be received by us at our Servicing Office in order for the policy to be in full force and effect. The Minimum First Premium is equal to the greater of $150 or one-fourth of the Required Premium. Also in the first policy year, one-half of the Required Premium must be received on or before the last business day in the third policy month and three-quarters of the Required Premium must be received on or before the last business day in the sixth policy month.

In the second policy year, one-half of the Required Premium for the second policy year must be received on or before the last business day in the sixth policy month.

Premium requirements are met by premium payments on a cumulative basis. For example, the premium requirement on all scheduled due dates of the first policy year would be met if the full Required Premium for the first policy year were paid at issue of the policy.

Generally, we count all premiums received when we determine whether the premium requirement is met on a scheduled due date. This cumulative amount of premiums received is reduced for this purpose by amounts withdrawn from the premium component of Excess Value and amounts applied from the premium component to any Value Option other than the Accumulate Option. The premium requirement will also be deemed satisfied on the last business day of the second or any later policy year if any Excess Value is available on the scheduled due date. See “Value Options.”

Failure to satisfy a premium requirement on a scheduled due date may cause the policy to terminate. See “Lapse” and “Options on lapse” below.

Choice of premium schedule

At the time of application, you can select either a Level Schedule or a Modified Schedule as the basis for the Basic Premium on the policy. The Modified Schedule alternative is not available if the insured person is over age 70 on the issue date of the policy. If the Level Schedule is chosen, the Basic Premium will never increase during the lifetime of the insured person. With the Level Schedule, the Basic Premium is completely insulated from any adverse investment performance. If the Modified Schedule is chosen, the Basic Premium is initially lower than under the Level Schedule. However, a premium recalculation (described below) must occur no later than the policy anniversary nearest the insured person’s 72nd birthday. At the time of the premium recalculation, we determine a new Basic Premium which is payable through the remaining lifetime of the insured person.

A comparison of the Basic Premiums at issue under the Level and Modified Schedules for a Sum Insured at issue of $100,000 for a male is shown below:

Issue Age	Level	Modified
25	$1,113.00	$708.00
40	$1,954.00	$1,305.00
55	$3,869.00	$2,585.00

Required premiums

The Required Premium determined at the start of each policy year equals an amount for the Basic Death Benefit (“Basic Premium”) or $300 if the annual Basic Premium is less than $300, plus any additional premium for extra mortality risk or additional insurance benefits that have been purchased. The Basic Premium is a level amount that does not change if the Level Schedule is selected. If the Modified Schedule is selected, the Basic Premium does not change until the premium recalculation occurs. See “Premium recalculation.”

If the account value on the business day immediately preceding the policy anniversary, when multiplied by the Death Benefit Factor on that policy anniversary, is equal to or greater than the Guaranteed Death Benefit, then no Required Premium is applicable to the following policy year. This means that even if no premium is paid during the policy year, the premium requirement will be met on the scheduled due date at the end of the policy year. If applicable, we will mail a written notice to you within 10 days after any policy anniversary stating that no premium payment is required in that policy year.

Lapse

Any amount of premium required to keep the policy in force is in default if not paid on or before its scheduled due date, but the policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) The policy continues in full force during the grace period. If the insured person dies during the grace period, we will deduct the amount in default from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.

If your policy enters a grace period, we will notify you of how much you will need to pay to keep the policy in force. If you don’t pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse).

Options on lapse

If a policy lapses, we apply the surrender value on the date of lapse to one of three options for continued insurance that does not require further payment of premium: Variable Paid-Up Insurance, Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person, commencing on the date of lapse.

Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the policy, which the surrender value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in response to the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy surrender value will purchase.

The Variable Paid-Up Insurance option is not available unless its initial amount is at least $5,000. If you have elected no option before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk. In either of the latter cases, Fixed Paid-Up Insurance is provided.

You may surrender a policy that is being continued under any of these options for the option’s surrender value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.

Reinstatement

You can still reactivate (i.e., “reinstate”) a lapsed policy within 3 years from the beginning of the grace period, unless the surrender value has been paid out or otherwise exhausted or the period of any Fixed Extended Term Insurance has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy.

Premium recalculation

You may elect the premium recalculation applicable to any policy on a Modified Schedule at any time after the second policy anniversary up to the policy anniversary nearest the insured person’s 72nd birthday. If elected, the premium recalculation will be effected on the policy anniversary next following receipt at our Life Servicing Office of satisfactory written notice. If not elected sooner, we will effect the premium recalculation on the policy anniversary nearest the insured person’s 72nd birthday.

The new Basic Premium resulting from a premium recalculation may be less than, equal to or greater than the original Basic Premium but it will never exceed the maximum Basic Premium shown in the policy. The new Basic Premium depends on the insured person’s sex and age, the Guaranteed Death Benefit under the policy and the account value on the business day immediately preceding the date of the premium recalculation.

A charge will be made if the new Basic Premium is below the Basic Premium on the Level Schedule for the insured person’s age at issue of the policy. The charge (currently 1½%) will not exceed 3% of the amount of account value applied by us to reduce the new Basic Premium to an amount below the Basic Premium which would have been payable on the Level Schedule for the insured person’s age at issue. See “Guaranteed death benefit charge.”

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If you pay a sufficient premium to take your policy out of a grace period, the portion of such premium that equals the overdue Required Premium will be processed as of that Required Premium’s due date.

(3) If the first Required Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the first Required Premium is received.

(4) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(5) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

  The tax problem resolves itself prior to the date the refund is to be made; or
  The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(6) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Excess Value

Components of excess value

As of the last business day in each policy year, we compare the account value of the policy against the “Benchmark Value” (described below) to determine if any “Excess Value” exists under the policy. Excess Value is any amount of account value greater than the Benchmark Value. If you wish to know the amount of Excess Value at any time, just contact our Servicing Office.

Benchmark Value can be thought of as what the guaranteed cash value would be under an otherwise comparable non-variable whole life policy. It is the amount we deem necessary to support your policy’s benefits at any time based on accepted actuarial methods and assumptions.

The Benchmark Value depends upon the policy’s Guaranteed Death Benefit, the Required Premium, any outstanding loan, the sex and attained age of the insured person, and any contingent deferred sales charge. The formula describing precisely how Benchmark Value is calculated on each policy anniversary is set forth in the policy. In general, the Benchmark Value increases as more guarantees are provided in the policy, either in the form of higher Guaranteed Death Benefits or lower premiums. If there is a loan outstanding, the Benchmark Value will not be less than 110% of the outstanding loan amount. The Benchmark Value generally increases over the life of the policy, as the attained age of the insured person increases.

Excess Value may arise from two sources. The “premium component” is that portion of Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn) exceed the cumulative amount of Required Premiums due to date. The “experience component” is that portion of Excess Value above the premium component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

Value options

If Excess Value is available on a policy anniversary, any premium component and experience component will be applied under Value Options you elect. Either component may be applied to any available Value Option except that the premium component must be applied to the Accumulate Option until the second policy anniversary. The amounts to be applied will be determined in accordance with your election and in accordance with our then current rules. A change in an election will be effective as of the policy anniversary next following its date of receipt in writing at our Life Servicing Office or, if subject to underwriting rules, its date of approval. Any change in election does not affect amounts previously applied under any Value Option.

The policy includes three Value Options:

The Accumulate Option leaves any Excess Value in the account value and does not affect the guarantees under the policy. The Accumulate Option is available on both premium schedules and no limit is placed on the amount that may be applied from either the premium component or the experience component.

The Extra Death Benefit Option increases the amount of Guaranteed Death Benefit. The Extra Death Benefit Option is available on both premium schedules. No limit is placed on the amount that may be applied from the experience component. The amount that may be applied from the premium component is limited to an amount that depends upon the Sum Insured at issue and the insured person’s age at issue of the policy. Amounts applied from the premium component reduce the cumulative amount of premiums received under the policy for purposes of determining whether the policy will continue to remain in force. A guaranteed death benefit charge (see “Deductions from account value”) is made against the account value to cover the risk assumed by us in providing the increased Guaranteed Death Benefit. The Extra Death Benefit Value Option may not be available if the insured person is an extra mortality risk.

The increase in Guaranteed Death Benefit equals the amount applied less the guaranteed death benefit charge times the Death Benefit Factor shown in the policy. An increase in the Guaranteed Death Benefit may increase the amount at risk under the policy which would increase the amount of the insurance charge. See “Deductions from account value”. You may decrease the amount of any Extra Death Benefit on the policy. Depending upon the amount of account value under a policy, a decrease may result in an amount of Excess Value which you may take as a partial withdrawal. See “Partial withdrawals of Excess Value”. Any decrease is effective at the end of the business day in which we receive written notice of the request.

The Basic Premium Reduction Option permanently decreases the amount of the Basic Premium that would otherwise have to be paid in a policy year to avoid a lapse at the end of the year. The Basic Premium Reduction Option is available only on the Level Schedule. No limit is currently placed on the amount that may be applied from either component except that the Basic Premium may not be reduced below zero. Amounts applied from the premium component reduce the cumulative amounts of premiums received under the policy for purposes of determining whether the policy will continue to remain in force. A guaranteed death benefit charge is made against the account value to cover the risk assumed by us that the Guaranteed Death Benefit will remain in effect notwithstanding the lower future premiums. The reduction in Basic Premium equals the amount applied, less the guaranteed death benefit charge, divided by the Premium Credit Factor shown in the policy. The Premium Credit Factor depends upon the sex and the then attained age of the insured person. The Premium Credit

Factor decreases from year to year as the attained age of the insured person increases. For example, the Premium Credit Factor for a female age 60 is 13.6798, and for a female age 61 is 13.3382.

The death benefit

The death benefit payable upon the death of the insured person is the greater of the Guaranteed Death Benefit, including any Extra Death Benefit, or the Current Death Benefit.

Guaranteed Death Benefit. The Guaranteed Death Benefit at any time is the sum of the Basic Death Benefit and any Extra Death Benefit. The Basic Death Benefit at issue of the policy is the same as the Sum Insured at issue shown in the policy. Thereafter the Basic Death Benefit may be reduced by a partial surrender on your request. We guarantee that, regardless of the investment experience of the investment options, the death benefit will never be less than the Guaranteed Death Benefit.

Extra Death Benefit. An Extra Death Benefit may be available from time to time on policy anniversaries. If you exercise an Extra Death Benefit Value Option on a policy anniversary, the amount of Extra Death Benefit produced under the Option becomes a Guaranteed Death Benefit. The amount of any Extra Death Benefit depends upon the account value, Benchmark Value and the sex and age of the insured person on the policy anniversary as of which the Option is exercised. See “Value Options”. The insured person’s age on a policy anniversary is the age of the insured person on his or her birthday nearest that date.

Current Death Benefit. The Current Death Benefit on any date is the account value on that date times the Death Benefit Factor shown in the policy. The Death Benefit Factor depends upon the sex and the then attained age of the insured person. The Death Benefit Factor decreases from year to year as the attained age of the insured person increases. For example, the Death Benefit Factor for a male age 75 is 1.3546, and for a male age 76 is 1.3325. A complete list of Death Benefit Factors is set forth in the policy. The Current Death Benefit is variable — that is it increases as the account value increases and decreases as the account value decreases.

Limitations on payment of death benefit

If the insured person commits suicide within two years from the Issue Date of the policy, the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.

Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

Change of Sum Insured

You may request a decrease in your Sum Insured at any time, subject to our administrative rules in effect at the time. If approved, any such decrease will be effective on the monthly processing date next following our receipt of the request. A pro-rata portion of any contingent deferred sales charge will be deducted from your account value as a result of any such decrease.

Under our current administrative rules, you cannot request an increase in your Sum Insured.

Partial surrenders

You may partially surrender your policy upon submission of a written request satisfactory to us in accordance with our rules. Currently, the policy after partial surrender must have a Sum Insured at least as large as the minimum amount for which we would issue a policy on the life of the insured person. The Guaranteed Death Benefit for the policy will be adjusted to prospectively reflect the new Sum Insured. A pro-rata portion of the account value will be paid to you and a pro-rata portion of any contingent deferred sales charge will be deducted. Possible alternatives to the partial surrender of the policy would be withdrawal of some or all of your Excess Value or taking a policy loan.

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve your request:

  Face amount increases, when and if permitted by our administrative rules

  Change of death benefit option

Face amount decreases take effect on the monthly deduction date on or next following the date we approve the request for decrease.

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

  Option 1 - Proceeds left with us to accumulate with interest
  Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out
  Option 2B - Equal monthly payments for a specified period of time
  Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years
  Option 4 - Equal monthly payments for life with no refund
  Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the mortality and expense risk charge or the guaranteed death benefit charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

Commencement of investment performance

All premium payments will be allocated among the investment options on the date as of which they are processed (as discussed under “Processing Premium Payments”).

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options, as described in the “Market timing and disruptive trading risks” section of this prospectus. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. We also reserve the right to impose a charge for any transfer beyond an annual limit (which will not be less than 4). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions. If we change any of the above rules relating to transfers, we will notify you of the change.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies tp match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Transfers out of a fixed investment option are currently subject to the following restrictions:

  You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.
  We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.
  The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

Limitation on number of investment options

Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value, less any unpaid charges and policy debt and less any CDSC that then applies. This is called your “surrender value.” You must return your policy when you request a full surrender.

Partial withdrawals of excess value

Under our current administrative rules, you may make a partial withdrawal of your policy’s Excess Value, if any, once in each policy year after the first policy year (see “Components of Excess Value”). Each partial withdrawal must be at least $500. There is a charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. Unless the Current Death Benefit exceeds the Guaranteed Death Benefit, a partial withdrawal will not affect the death benefit payable.

Amounts withdrawn from the premium component of Excess Value reduce the cumulative amount of premiums received for purposes of determining whether the premium requirements of the policy have been met. On a Modified Schedule, because the account value is reduced by a partial withdrawal, the premium that results from the premium recalculation will be higher because of the partial withdrawal.

Policy loans

You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The minimum amount of each loan is $300, unless the loan is used to pay premiums. The maximum amount you can borrow is equal to 100% of that portion of your surrender value that is attributable to the fixed investment option plus one of the following:

  In policy years 2 and 3 — 75% of that portion of your surrender value that is attributable to the variable investment options
  In all later policy years — 90% of that portion of your surrender value that is attributable to the variable investment options

Interest charged on any loan will accrue daily at an annual rate determined by John Hancock at the start of each policy year. This interest rate will not exceed the greater of (1) the “Published Monthly Average” (defined below) for the calendar month ending 2 months before the calendar month of the policy anniversary or (2) 5%. In jurisdictions where a fixed loan rate is applicable, we will charge interest at an effective annual rate of 6%. The “Published Monthly Average” means Moody‘s Corporate Bond Yield Average—Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or if the average is no longer published, a substantially similar average established by the insurance regulator where the policy is issued. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount.

The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at a rate that is 1% less than the loan interest rate for the first 20 Policy years and ..5% less than the loan interest rate thereafter. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details.

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

  The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.
  The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. Policy loans may result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from premium payments

  Premium processing charge - A charge to cover premium collection and processing costs. The charge is currently $2 and will never exceed that amount.
  Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.5% of each premium.

  Premium sales charge - A charge to help defray our sales costs. The charge is 5.0% of the premiums you pay each policy year (after deduction of the premium processing charge). We currently waive all but 0.5% of this charge for policies with a Sum Insured of $250,000 or higher, but continuation of that waiver is not guaranteed.

Deductions from account value

  Issue charge - A charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar charge of $240, and (2) a charge of 48¢ per $1,000 of Sum Insured at issue. The charge is deducted in 48 equal monthly installments. If the policy lapses or is surrendered before the full amount of the charge has been deducted, the remainder will be deducted from the surrender value.
  Maintenance charge - A monthly charge to help defray our administrative costs. This charge is also in two parts: (1) a flat dollar charge of up to $4, and (2) a charge of 2¢ per $1,000 of the current Sum Insured. This charge currently cannot exceed $6.75 per month, but this limit is not guaranteed and may be withdrawn or modified at any time.
  Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than rates based on the 1980 Commissioners’ Standard Ordinary Mortality Tables. The table of rates we use will depend on the insurance risk characteristics and gender of the insured person, the current Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person‘s attained age increases. (The insured person’s “attained age” on any date is his or her age on the birthday nearest that date.) We will charge lower current insurance rates under a policy with a current Sum Insured of $250,000 or more if the insured person is over age 32 and in the standard underwriting class or is over age 34 and in the preferred underwriting class.
  Guaranteed death benefit charge - A monthly charge for our guarantee that the death benefit will never be less than the Sum Insured. This charge is currently 1¢ per $1,000 of the Sum Insured at the time the charge is deducted. We guarantee that this charge will never exceed 3¢ per $1,000 of the Sum Insured at the time the charge is deducted. When an Extra Death Benefit Value Option is exercised, we guarantee a higher Guaranteed Death Benefit. When a Basic Premium Reduction Value Option is exercised, we provide the same Guaranteed Death Benefit with less premiums. In either event, we make a one-time deduction from the amount applied as compensation for making the additional guarantee. The current charge is 1.5% of the amount applied. We may increase this charge, but it will never exceed 3% of the amount applied.
  Extra death benefit option charge - Upon exercise of the Extra Death Benefit Option, we will impose a one time charge equal to 3% of the amount of Excess Value applied under this option (see “Excess Value” and “Value Options”).
  Basic Premium reduction value option charge - Upon exercise of the Basic Premium Reduction Value Option, we will impose a one time charge equal to 3% of the amount of Excess Value applied under this option (see “Excess Value” and “Value Options”).
  Extra mortality risk charge - An insured person who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. We collect this additional premium in two ways: up to 7.5% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy’s account value in equal installments. An insured who is charged an additional Required Premium because of the extra mortality risk may not be eligible to exercise the Extra Death Benefit Value Option.
  M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.
  Optional insurance benefits charges - Monthly charges for any optional insurance benefits added to the policy by means of a rider.
  Premium recalculation charge - When a premium recalculation is effected on policy on a Modified Schedule, and the new Basic Premium is less than the Basic Premium on the Level Schedule for the insured person’s age at issue of the policy, a one-time deduction is made from the amount applied as compensation for the additional guarantee. The current charge is 1.5% of the amount applied to reduce the new Basic Premium to an amount below the Basic Premium on the Level Schedule for the insured person’s age at issue. We may increase this charge, but it will never exceed 3% of the amount applied.
  Contingent deferred sales charge (“CDSC”) - A charge we deduct if the policy lapses or is surrendered within the first fourteen policy years. A pro-rata portion of the charge is deducted in the event of a decrease in the Sum Insured. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The CDSC is a percentage of the lesser of (a) the total amount of premiums you have actually paid before the date of surrender or lapse and (b) the sum of the Modified Premiums or portions thereof due (whether or not actually paid) on or before the date of surrender or lapse.
Policy Year(s)	Percentage of Target Premiums
Policy years 1-6	15.00%
Policy year 7	14.17%
Policy year 8	10.86%
Policy year 9	7.13%
Policy year 10	4.22%
Policy year 11	1.90%
Policy year 12 and later	0%

* A slightly lower percentage than that shown applies for the last business day of policy years 6 through 11.

The amount of the CDSC is calculated on the basis of the premium under the Modified Schedule for the attained age of the insured person at the time the policy is issued, regardless of whether the policy uses the Level Schedule or the Modified Schedule. At issue ages higher than 57, the maximum CDSC percentage is reached at an earlier policy year and may be reduced to zero over a shorter number of years.

  Partial withdrawal charge - A charge for each partial withdrawal of Excess Value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $25 or 2% of the amount withdrawn.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Transfer fee

We currently do not impose a fee upon transfers of policy value among the investment options, but reserve the right to do so in the policy (see “Transfers of existing account value”).

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies (see “Description of Charges at the Policy Level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying more than one Required Premium in any policy year could reduce your total sales charges. Accelerating the payment of Required Premiums to earlier policy years could result in a larger CDSC and/or cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax considerations”). On the other hand, to pay less than the amount of Required Premiums by their due dates runs the risk that the policy will lapse, resulting in loss of coverage and additional charges.

Method of deduction

We deduct the monthly charges described in the Fee Tables section and any CDSC from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct the full issue charge because of insufficient account value, the uncollected charge will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the prospectus for the underlying portfolio) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the following list of optional benefit riders:

  Insured or Spouse YRT Rider - This rider provides a level or decreasing amount of term insurance on the life of the insured person or the insured person’s spouse. The benefit is payable if the person insured under the rider dies during the term period. In applying for this rider, you must choose the term period and whether the coverage amount is level or decreasing.
  Children’s Insurance Benefit Rider - This rider covers children of the insured person at the time of application and children born or adopted after the rider is purchased. For coverage to begin on any child, he or she must be more than 14 days old and less than 15 years old. Coverage will continue until the earliest of (i) termination of the rider upon request, (ii) lapse of the policy, (iii) the insured person‘s 65th birthday, (iv) election to convert to permanent coverage on the child’s 18th birthday, or (v) the child‘s 22nd birthday. Since we don’t know which children are covered at any point in time, it is up to you to terminate the rider if it no longer suits your needs.
  Accidental Death Benefit Rider - This rider provides for an additional insurance benefit if the insured person‘s death is due to accidental causes between the policy anniversaries nearest the insured person’s 5th and 70th birthdays.
  Disability Payment of Premium Rider - This rider provides its benefit during the total disability (as defined in the rider) of the insured person. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person’s 65th birthday or (ii) the cessation of total disability. The monthly benefit is equal to one-twelfth of the policy’s annual Required Premium. However, if no Required Premim is applicable for a given year (because the test described under “Minimum premium payments” has been satisfied), then no benefit will be payable under this rider during that year.
  Applicant Payment of Premium Rider - This rider provides its benefit upon the death of the applicant for the policy or during the total disability (as defined in the rider) of the applicant. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person’s 22nd birthday or (ii) the cessation of total disability. The monthly benefit is equal to one-twelfth of the policy’s annual Required Premium. However, if no Required Premium is applicable for a given year (because the test described under “Premiums” has been satisfied), then no benefit will be payable under this rider during that year.
  10 Year Level Term Rider - This rider provides a level amount of term insurance coverage if the person insured under the rider dies during the 10 year term period. You choose the coverage amount when applying for this rider.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Sum Insured at issue of $25,000 for insured persons with an attained age of less than 25 at the time of policy issue, and $50,000 for insured persons with attained ages of 25 through 75 at the time of policy issue. At the time of issue, the insured person must have an attained age of 75 or less. All insured persons must meet certain health and other insurance risk criteria called “underwriting standards.”

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied:

  The policy is delivered to and received by the applicant.
  At least the first Required Premium is received by us.
  Each insured person is living and still meets our criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve the insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
  Combining or removing investment options
  Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.While the insured person is alive, you will have a number of options under the policy. These options include those listed below.

  Determine when and how much you invest in the various investment options
  Borrow amounts you have in the investment options
  Withdraw any amount we consider to be “Excess Value” in your policy
  Change the beneficiary who will receive the death benefit
  Turn in (i.e., “surrender”) the policy for the full amount of its surrender value
  Reduce the amount of insurance by surrendering part of the policy
  Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within the latest of the following periods:

  10 days after you receive it (this period may be longer in some states);
  10 days after mailing by John Hancock USA of the Notice of Withdrawal Right; or
  45 days after the date Part A of the application has been completed.

This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the John Hancock USA representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock USA prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the Guaranteed Death Benefit, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial withdrawals and certain other policy transactions. Premium payments not in response to a billing notice are “unscheduled” and will be separately confirmed. Therefore, if you make a premium payment that differs by more than $25 from that billed, you will receive a separate confirmation of that premium payment.

Semi-annually we will send you a report containing the financial statements of the Series Fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How do you communicate with us?

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you, except as discussed below under “Telephone Transactions.” These requests include those listed below.

  loans
  surrenders (including partial surrenders) or partial withdrawals change of Value Option
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
  election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and Facsimile Transactions” below).

  transfers of account value among investment options

  change of allocation among investment options for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person‘s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers amoung investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 117.5% of the premium paid in the first policy year, 13% of such premium paid in the second through fourth policy years, and 3% of such premium paid in each policy year thereafter. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock USA and the Separate Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of John Hancock Variable Life Account UV at December 31, 2012, and for each of the two years in the period ended December 31, 2012, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK USA SERVICE OFFICE
Principal Office & Express Delivery	Mail Delivery
Life Operations 197 Clarendon Street, C-6 Boston, MA 02117	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-732-5543	1-617-572-1571

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7766  —  1933 Act File No. 333-164158

April, 2013

This disclosure is distributed to policy owners of variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Variable Life Account UV (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock USA Service Office for more information at 1-800-827-4546 or write to us at 197 Clarendon Street, C-6, Boston, MA 02117. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.

The investment options listed below are offered under variable life insurance policies bearing the title Annual Premium Variable Life.

Active Bond Blue Chip Growth Fundamental All Cap Core	International Equity Index B Lifestyle Balanced	Money Market B Real Estate Securities

The investment options listed below are offered under variable life insurance policies bearing the following titles: Medallion Variable Life, Flex V1, and Flex V2.

500 Index B Active Bond Blue Chip Growth Capital Appreciation Emerging Markets Value Equity-Income Fundamental All Cap Core Global Bond	High Yield International Equity Index B International Value Lifestyle Balanced Lifestyle Growth Lifestyle Moderate Mid Cap Index	Mid Cap Stock Mid Value Money Market B Real Estate Securities Short Term Government Income Small Cap Growth Total Bond Market B M Capital Appreciation M International Equity M Large Cap Growth

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Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles:

Performance Survivorship Variable Universal Life
Medallion Executive Variable Life III
Medallion Variable Universal Life Edge
Medallion Variable Universal Life Edge II
Medallion Variable Universal Life Plus
Variable Estate Protection
Variable Estate Protection Plus
Performance Executive Variable Life
Variable Estate Protection Edge
Majestic Performance Survivorship Variable Universal Life
Majestic Variable Universal Life 98
Majestic Variable Estate Protection 98
Majestic Variable COLI

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Holdings
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Global Diversification
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value

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Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Total annual portfolio operating expenses

The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Annual Premium Variable Life policy, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.53%	0.81%

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The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Medallion Variable Life, Flex V1 and Flex V2 policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.49%	1.11%

The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Performance Survivorship Variable Universal Life, Medallion Executive Variable Life III, Medallion Variable Universal Life Edge, Medallion Variable Universal Life Edge II, Medallion Variable Universal Life Plus, Variable Estate Protection, Variable Estate Protection Plus, Performance Executive Variable Life, Variable Estate Protection Edge, Majestic Performance Survivorship Variable Universal Life, Majestic Variable Universal Life 98, Majestic Variable Estate Protection 98, and Majestic Variable COLI policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	1.63%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.54%, respectively.

Table of Investment Options and Investment Subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, American New World, Fundamental Holdings and Global Diversification portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the

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American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.

The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies, the portfolio managers (engaged by JHIMS, M Financial or PIMCO) and the investment objective for the portfolio are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.

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Portfolio	Portfolio Manager	Investment Objective
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities that the master fund’s adviser believes demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium-to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies domiciled outside the U.S., including companies domiciled in developing countries, that the adviser believes have the potential for growth. Although the master fund focuses on investments in medium-to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek long-term capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in companies without regard to market capitalization, including companies with small market capitalizations.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.
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Portfolio	Portfolio Manager	Investment Objective
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target Allocation Range of Allocation
Equity Securities: 70% 65% – 75%
Fixed-Income Securities: 30% 25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
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Portfolio	Portfolio Manager	Investment Objective
Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of the American Funds Insurance Series. However, the portfolio is authorized to invest without limitation in other underlying funds and in other types of investments.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of large-capitalization companies. The portfolio considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.*
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of American Fund Insurance Series. The portfolio is authorized to invest without limitation in other underlying funds. Under normal market conditions, the portfolio intends to invest a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
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Portfolio	Portfolio Manager	Investment Objective
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Growth Stock	Invesco Advisers, Inc.	To seek to achieve long-term growth of capital. The portfolio invests primarily in a diversified portfolio of international securities whose issuers are considered by the portfolio’s subadviser to have potential for earnings or revenue growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
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Portfolio	Portfolio Manager	Investment Objective
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	RS Investment Management Co. LLC; and Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	Alliance Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
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Portfolio	Portfolio Manager	Investment Objective
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities, including convertible securities, of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: non-U.S. government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
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Portfolio	Portfolio Manager	Investment Objective
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. To achieve the objective, the portfolio will be invested in equity investments that the subadviser believes will provide higher returns than the Russell 3000 Index.*
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.*
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek maximum capital appreciation through investment in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations consistent with the capitalizations of those companies found in the Russell 2500 Index.*
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks, and securities that are convertible into common stocks.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek long-term capital appreciation through investment mainly in common stocks of U.S. companies that the portfolio manager believes have strong earnings-growth potential.
M Large Cap Value (a series of M Fund, Inc.)	AJO, LP	To seek long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-capitalization segment of the U.S. stock market.

*Wilshire 5000 Total Market Index® is a trademark of Wilshire Associates. MSCI All Country World Excluding U.S. Index is a trademark of Morgan Stanley & Co. Incorporated. Russell 1000,® Russell 2000,® Russell 2500,® Russell 3000,® Russell Midcap,® and Russell Midcap Value® are trademarks of Frank Russell Company. S&P MidCap 400,® and S&P SmallCap 600® are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

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The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2013 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $676 million to $215.6 billion
Russell 1000 Index — minimum of $315 million
Russell 2000 Index — less than $1 million to $6.1 billion
Russell 2500 Index (as of March 31, 2013) — $11 billion
Russell 3000 Index — less than $1 million to $414.5 billion
Russell Midcap Index — $315 million to $42 billion
Russell Midcap Value Index — $315 million to $42 billion
S&P MidCap 400 Index — $322 million to $16.2 billion
S&P SmallCap 600 Index — $4 billion
Wilshire 5000 Total Market Index — less than $1 million to $415.2 billion

**The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-enominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

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However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider’s benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards. If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the insured person’s estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

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Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own
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  any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

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Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

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In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.